UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2023
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Principal Accounting Officer
On May 10, 2023, the Board of Directors (the “Board”) of Krispy Kreme, Inc. (the “Company”) appointed Kelly P. McBride, 49, as Chief Accounting Officer, the Company’s principal accounting officer. Prior to his appointment, Mr. McBride served as Vice President, Global Corporate Controller, of the Company since June 2022. Prior to joining Krispy Kreme, Mr. McBride served as the Managing Director of South Charlotte Financial Group, a boutique management consulting firm, from December 2018 to June 2022. He also served as the Senior Vice President of Finance & Accounting of multiple divisions of the Hancock Natural Resource Group, Inc. from May 2017 to November 2018. Additionally, Mr. McBride served as the Vice President of Shared Services & Financial Governance and held other financial leadership roles at Snyder’s-Lance, Inc. from 2006 to 2017. He began his career with Ernst & Young, LLP and maintains a CPA certification in the state of South Carolina. Mr. McBride holds a Master of Accountancy degree and B.S. in Business Administration from the University of South Carolina.
Mr. McBride is not a party to any transaction with the Company that would be reportable Item 404(a) of Regulation S-K under the Securities Act of 1933. Mr. McBride is not a party to any material plan, contract, or arrangement in connection with his appointment as Chief Accounting Officer of the Company. No family relationships exist between Mr. McBride and any of the Company’s directors or executive officers.
Departure of Principal Accounting Officer
On May 10, 2023, the Board approved the transition of Joey Pruitt from the role of the principal accounting officer of the Company to the Company’s U.S. Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: May 15, 2023

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer